Exhibit 99.1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM ABS DUE DILIGENCE-15E

CERTIFICATION OF PROVIDER OF THIRD-PARTY DUE DILIGENCE SERVICES FOR

ASSET-BACKED SECURITIES

Pursuant to 17 CFR 240.17g-10, this Form must be used by a person providing third-party due diligence services in connection with an asset-backed security to comply with section 15E(s)(4)(B) of the Securities Exchange Act of 1934 (15 U.S.C. 78o-7(s)(4)(B)). Section 15E(s)(4)(B) of the Securities Exchange Act of 1934 requires a person providing the due diligence services to provide a written certification to any nationally recognized statistical rating organization that produces a credit rating to which such due diligence services relate.

Item 1. Identity of the person providing third-party due diligence services

KPMG LLP

20 Pacifica, Suite 700

Irvine, CA 92618

Item 2. Identity of the person who paid the person to provide third-party due diligence services

Textainer Group Holdings Limited

Century House

16 Par-La-Ville Road

Hamilton HM 08

Bermuda

Item 3. Credit rating criteria

If the due diligence performed by the third party is intended to satisfy the criteria for due diligence published by a nationally recognized statistical rating organization, identify the nationally recognized statistical rating organization and the title and date of the published criteria (more than one nationally recognized statistical rating organization may be identified).

KPMG LLP was not engaged to perform procedures that were intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization.

Item 4. Description of the due diligence performed

Provide a description of the scope and manner of the due diligence services performed in connection with the review of assets that is sufficiently detailed to provide an understanding of the steps taken in performing the review. Include in the description: (1) the type of assets that were reviewed; (2) the sample size of the assets reviewed; (3) how the sample size was determined and, if applicable, computed; (4) whether the accuracy of information or data about the assets provided, directly or indirectly, by the securitizer or originator of the assets was reviewed and, if so, how the review was conducted; (5) whether the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements was reviewed and, if so, how the review was conducted; (6) whether the value of collateral securing such assets was reviewed and, if so, how the review was conducted; (7) whether the compliance of the originator of the assets with federal, state, and local laws and regulations was reviewed and, if so, how the review was conducted; and (8) any other type of review that was part of the due diligence services conducted by the person executing this Form. This description should be attached to the Form and contain the heading “Item 4.” Provide this description regardless of whether the due diligence performed is intended to satisfy the criteria for due diligence published by a nationally recognized statistical rating organization.

The numbered items below are intended to address the numerically requested information of Item 4.

The Report contains a description of the following (numbers correspond to the requested description items):

(1)	See attached Independent Accountants’ Report on Applying Agreed-Upon Procedures dated May 2, 2017, pertaining to Textainer Marine Containers V Limited, Fixed Rate Asset-Backed Notes, Series 2017-1 Class A and Class B.

(2)	See attached Independent Accountants’ Report on Applying Agreed-Upon Procedures dated May 2, 2017, pertaining to Textainer Marine Containers V Limited, Fixed Rate Asset-Backed Notes, Series 2017-1 Class A and Class B.

(3)	See attached Independent Accountants’ Report on Applying Agreed-Upon Procedures dated May 2, 2017, pertaining to Textainer Marine Containers V Limited, Fixed Rate Asset-Backed Notes, Series 2017-1 Class A and Class B.

(4)	See attached Independent Accountants’ Report on Applying Agreed-Upon Procedures dated May 2, 2017, pertaining to Textainer Marine Containers V Limited, Fixed Rate Asset-Backed Notes, Series 2017-1 Class A and Class B.

(5)	Not applicable

(6)	Not applicable

(7)	Not applicable

(8)	None

Item 5. Summary of findings and conclusions of review

Provide a summary of the findings and conclusions that resulted from the due diligence services that is sufficiently detailed to provide an understanding of the findings and conclusions that were conveyed to the person identified in Item 2. This summary should be attached to the Form and contain the heading “Item 5.”

The findings can be found in the attached Independent Accountants’ Report on Applying Agreed-Upon Procedures dated May 2, 2017. Consistent with American Institute of Certified Public Accountants attestation standards, there were no conclusions that resulted from the due diligence services. KPMG LLP was not engaged to, and did not, conduct an audit, examination, or review, the objective of which would be the expression of an opinion or conclusion on the Data File (as defined in the attached Independent Accountants’ Report on Applying Agreed-Upon Procedures dated May 2, 2017, pertaining to Textainer Marine Containers V Limited, Fixed Rate Asset-Backed Notes, Series 2017-1 Class A and Class B).

CERTIFICATION

The undersigned has executed this Form ABS Due Diligence 15E on behalf of, and on the authority of, the person identified in Item 1 of the Form. The undersigned, on behalf of the person, represents that the person identified in Item 1 of the Form conducted a thorough review in performing the due diligence described in Item 4 attached to this Form and that the information and statements contained in this Form, including Item 4 attached to this Form, which are part of this Form, are accurate in all significant respects on and as of the date hereof.

For purposes of this certification, consistent with attestation standards established by the American Institute of Certified Public Accountants, we were not engaged to, and did not, conduct an audit, examination, or review, the objective of which would be the expression of an opinion or conclusion on the Data File (as defined in the attached Independent Accountants’ Report on Applying Agreed-Upon Procedures dated May 2, 2017, pertaining to Textainer Marine Containers V Limited, Fixed Rate Asset-Backed Notes, Series 2017-1 Class A and Class B).

Name of Person Identified in Item 1: KPMG LLP

By:	Tina M. Stoliar, Partner	/s/ Tina M. Stoliar

(Print name of duly authorized person)		(Signature)

Date: May 3, 2017

KPMG LLP
Suite 700
20 Pacifica
Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Textainer Group Holdings Limited (the “Company”)

RBC Capital Markets, LLC (“RBC”)

Merrill Lynch, Pierce, Fenner & Smith Incorporated

PNC Capital Markets LLC

(together, the “Specified Parties”)

Re:	Textainer Marine Containers V Limited

Fixed Rate Asset-Backed Notes, Series 2017-1 Class A and Class B (the “Notes”)

We have performed the procedures described below, which were agreed to by the Specified Parties, to assist the Specified Parties with certain information pertaining to a portfolio of shipping containers (the “Containers”) and the associated leases (the “Leases”) which we were informed are intended to be included as collateral in the offering of the Notes. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The term “rounding” means that dollar amounts and percentages were within $0.01 and 0.1%, respectively.

•	The term “Cutoff Date” means March 31, 2017.

•	The term “Data File” means an electronic data file, combining two electronic data files (“FAST271_ME_201703_Grp_T13 KPMG part 1.xlsb” and “FAST271_ME_201703_Grp_T13 KPMG part2.xlsb”) provided to us by the Company on April 11, 2017, containing certain information related to 169,312 Containers in the Company’s fleet and their associated Leases as of the Cutoff Date.

•	The term “Sample Containers” means a sample of 50 Containers that we randomly selected from the Data File as instructed by the Company. A listing of the Sample Containers is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us as to the basis for how they selected the number of Containers that we were instructed to randomly select from the Data File.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity.

The Company is responsible for the Data File.

A.	For each of the Sample Containers and their associated Leases, we compared the information in the Data File to the corresponding information stated in or derived from sources provided by the Company and indicated in the table below (the “Sources”). The Specified Parties indicated that the absence of any of the noted Sources or the inability to agree the indicated information from the Data File to the Source(s) for each of the attributes identified constituted an exception. The Sources are listed in the order of priority until such attribute was agreed.

Attributes	Sources / Instructions

Container Unit ID	Invoice or Purchase Agreement and the associated Term Sheets

New/Used	Invoice or Purchase Agreement. We were instructed by the Company to consider a Sample Container to be “New” if an Invoice was available, and to consider a Sample Container to be “Used” if a Purchase Agreement was available. For Sample Container #22, the Company informed us the Container had been managed by the Company from the acceptance date until the date of the Purchase Agreement and thus instructed us to consider it to be “New.”

Original Equipment Cost (“OEC”)	Screenshot from the Company’s fixed asset management system

Net Book Value (“NBV”)	For each New Sample Container subject to Lease Type “MS,” “RP,” or “TR,” the Company instructed us to recompute the NBV based on the OEC stated in the Data File, and the residual value percentage and depreciation life by Equipment Type provided by the Company. We compared the recomputed NBV to the NBV stated in the Data File. We were instructed by the Company not to perform this procedure for Sample Container #2, which had an OEC of $0.01.

For each Used Sample Container subject to Lease Type “MS,” “RP,” or “TR,” the Company instructed us to recompute the NBV based on the following: Estimated OEC by Equipment Type and manufacture year, the depreciation life by Equipment Type, and the residual value (which the Company informed us was the lesser of the OEC of the Used Sample Container and the residual value based on the Estimated OEC and the residual value percentage by Equipment Type). In the event that the recomputed NBV exceeded the OEC of the Used Sample Container, the Company instructed us to consider the recomputed NBV to be equal to the OEC. We compared the recomputed NBV to the NBV stated in the Data File.

Attributes	Sources / Instructions

For all Sample Containers subject to Lease Type “PR,” the Company instructed us to recompute the NBV as the present value of the remaining monthly lease payments (based on the Lease Rate and Lease Expiration Date) and the Buyout Amount as of the Cutoff Date, using the discount rate provided by Company for the associated lease.

We were instructed by the Company to consider the NBV to be in agreement if the difference between the recomputed NBV and the NBV stated in the Data File was not greater than 3.00%.

Manufacture Date	For each New Sample Container, we compared the Manufacture Month and Year stated in the Data File to the corresponding information stated in the Acceptance Certificate, or if such information was not stated, compare the Manufacture Date stated in the Data File to the date of the Acceptance Certificate. The Company instructed us to consider the information to be in agreement if the difference between the Manufacture Date stated in the Data File and the date of the Acceptance Certificate was not greater than 30 days.

For each Used Sample Container, we compared the Manufacture Date to the corresponding information stated in the Term Sheet associated with the respective Purchase Agreement, or if such information was not available, to the Manufacture Date stated in a screenshot from the Company’s fixed asset management system.

Age	Recomputed as the number of calendar months from the Manufacture Month stated in the Data File to March 2017.

Equipment Type	Invoice or the Term Sheet associated with the respective Purchase Agreement

Status “In-Depot”	Screenshot from the Company’s billing and tracking system. We were instructed by the Company to consider the information to be in agreement if the screenshot indicated a status of “DM” or “AV.”

Lessee’s Name (applicable only for Sample Containers stated as “On-Hire” in the Data File (an “On Hire” Sample Container)	Lease Agreement

Lease Type (applicable only for On-Hire Sample Containers)	Lease Agreement. We were instructed by the Company to consider the Lease to be a “finance” lease (Lease Type “PR”), if the Lease Agreement included a bargain purchase option at the end of the lease term; to consider the Lease to be a “master” lease (Lease Type “MS”), if the Lease Agreement indicated a term of one year or less; and to consider the Lease to be a “long term” lease (Lease

Attributes	Sources / Instructions

Type “TR”) if the Lease Agreement indicated a term of longer than one year.

Lease Rate (applicable only for On-Hire Sample Containers)	Lease Agreement

Lease Start Date (applicable only for On-Hire Sample Containers)	Lease Agreement

Lease Expiration Date (applicable only for On-Hire Sample Containers)	Lease Agreement

Buyout Amount (applicable only for On-Hire Sample Containers subject to Lease Type “PR”)	Lease Agreement

The information regarding the Sample Containers was found to be in agreement with the respective information stated in the Sources.

B.	In addition to the procedures described above, for each On-Hire Sample Container, we observed an “OL” status in the Company’s billing and tracking system or the presence of a signed Lease Agreement or Lease Addendum. We make no representation regarding the authenticity of the signature(s) on the Lease Agreement or Lease Addendum.

There were no conclusions that resulted from the procedures.

We were not engaged to, and did not, conduct an audit, examination, or review, the objective of which would be the expression of an opinion or conclusion on the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information included in the Data File and information and instructions provided by the Company, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Containers or the existence of the Leases, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Sources or data and documents furnished to us by the Company which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the acquisition of the Containers or origination of the Leases to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Containers or Leases being securitized, (iii) the compliance of the lessor of the Containers and the Leases with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Containers and the Leases that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (NRSRO).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

May 2, 2017

Exhibit A

The Sample Containers

Sample Container Number	Container ID	Sample Container Number	Container ID

1	LMCU118193	26	TGHU637248

2	CLSU211669	27	TGHU637688

3	TEXU153941	28	TGHU997042

4	TEMU356360	29	TGHU187953

5	TEMU349493	30	TEMU214061

6	TEMU664242	31	TGHU638860

7	BLJU212764	32	TGHU634297

8	TEMU371931	33	TEMU231789

9	TGHU512831	34	TEMU713804

10	BLJU212477	35	TGHU999015

11	TGHU698912	36	TGHU632689

12	TGHU692538	37	TGHU999407

13	TEMU370802	38	TEMU409327

14	TEMU616343	39	TEMU244525

15	TEMU625212	40	TEMU215826

16	TEMU622467	41	TEMU648034

17	TGHU980062	42	TGHU514848

18	TGHU805708	43	TEMU649302

19	TGHU933982	44	KKFU904216

20	TGHU323998	45	LMCU116937

21	TGHU180627	46	LMCU117566

22	HCIU802355	47	TEXU901523

23	TGHU186611	48	TEMU413381

24	TGHU180140	49	TGHU690329

25	TGHU189604	50	TEMU338891

A-1